                                                                     EXHIBIT 4.3

                 SENIOR CUMULATIVE EXCHANGEABLE PREFERRED STOCK

                           EL PASO ENERGY CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



This certifies that                                             is the owner of



          FULLY-PAID AND NON-ASSESSABLE SHARES OF THE SENIOR CUMULATIVE
                        EXCHANGEABLE PREFERRED STOCK OF



El Paso Energy Corporation (hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

         This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Restated Certificate of Incorporation of the Corporation and of any amendments thereto (copies of which are on file with the Transfer Agent), to all of which the holder by the acceptance hereof assents.

         This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Date:

                   [El Paso Energy Corporation Corporate Seal]

                SECRETARY                               CHAIRMAN

         Countersigned and registered: BankBoston, N.A.

                                    Transfer Agent and Registrar
                                    By:
                                        ----------------------------------
                                              Authorized Signatory

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
        REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE
          SECURITIES OR "BLUE SKY" LAWS AND MAY NOT BE TRANSFERRED OR
       OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT
                 OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE

         A full statement of the designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights will be furnished by the Corporation without charge to any stockholder who so requests upon application to the Transfer Agent named in the face hereof or to the office of the Secretary of the Corporation.

For value received ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

---------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------
              (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                          POSTAL ZIP CODE OF ASSIGNEE)

-----------------------------------------------------------------------

                                                                 Shares
----------------------------------------------------------------

represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.


         Dated:
                                             --------------------------

         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITH ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER



                                     - 2 -